Exhibit 10.9

ACKNOWLEDGEMENT AND RELEASE

This Acknowledgement and Release (this “Acknowledgement”), dated as of January 24, 2025, is made by Viral Gene, Inc., a Delaware corporation (“Assignor”) and Liminatus Pharma, LLC, a Delaware limited liability company (“Assignee”).

WHEREAS, Assignor entered into the License and Development Agreement as of September 8, 2016, as amended (the “Contract”), between Assignor and Targeted Diagnostics & Therapeutics, Inc.;

WHEREAS, Assignor and Assignee entered into the Assignment of Contract as of April 10, 2020 (the “Assignment”), pursuant to which Assignor assigned to Assignee all of its right, title and interest in and to the Contract;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby acknowledge and agree as follows:

That, as of the date of this Acknowledgment, the obligations of the parties thereto, including Iris Parent Holding Corp., a Delaware corporation (“ParentCo”) and Assignee, under, or pursuant to, the Assignment have been satisfied or terminated and that no obligations of any party thereto, including ParentCo and Assignee, under the Assignment remain outstanding.

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IN WITNESS WHEREOF, the undersigned have cause this Acknowledgement to be executed as of the date first above written.

ASSIGNOR:

VIRAL GENE, INC.

By:	/s/ Chris Kim
Name: Chris Kim
Title: CEO

ASSIGNEE:

LIMINATUS PHARMA, LLC

By:	/s/ Chris Kim
Name: Chris Kim
Title: CEO